                                                EDISON INTERNATIONAL
                                              2003 Long-Term Incentives
                                                Terms and Conditions

Long-term  incentives (LTI) for the year 2003 for eligible persons (Holders) at Edison  International  (EIX) or its participating  affiliates (the Companies,  or individually,  the Company) include EIX nonqualified stock options to purchase EIX Common Stock (EIX Options) to be awarded under the Equity  Compensation  Plan (ECP) or the 2000 Equity
Plan (collectively,  the Plans),  dividend equivalents to be awarded under the ECP payable in cash credited for the number of shares of EIX Common Stock covered by the EIX Options awarded  (Dividend  Equivalents) and contingent EIX performance  units,  50% of which will be payable as Stock Grants under the ECP and 50% of which will be payable in cash outside of the Plans (Performance Shares).  The LTI are subject to the following terms and conditions:

1.  PRICE
The  exercise  price of an EIX  Option  stated in the award  certificate  is the  average of the high and low sales prices of EIX Common Stock on the New York Stock Exchange for the effective date of the award.

2.  VESTING
(a) The EIX Options and Dividend  Equivalents  vest over a four-year period as described in this Section 2 (Vesting
Period).  The initial  vesting date will be January 2nd of the year following the date of the grant,  or six months after the date of the grant,  whichever  date is later.  The EIX  Options  and  Dividend  Equivalents  will vest as follows:

o    On the initial vesting date, one-fourth will vest.
o    On January 2, 2005, an additional one-fourth will vest.
o    On January 2, 2006, an additional one-fourth will vest.
o    On January 2, 2007, the balance will vest.

(b) The vested portions of the EIX Options will  accumulate to the extent not exercised,  and be exercisable by the
Holder  subject to the  provisions of Section 3, in whole or in part, in any  subsequent  period but not later than
January 2, 2013.  The vested  portions of the Dividend  Equivalents  will  accumulate to the extent not  exercised, and be paid as provided in Section 4.

(c) The  Performance  Shares  will vest and become  payable to the extent  earned as  determined  at the end of the three-calendar-year  period  commencing  on January 1, 2003 and  ending  December  31,  2005  (Performance  Period)
subject to the provisions of Section 5.

(d) If, during the Vesting Period or the Performance  Period, the Holder (i) terminates  employment on or after (A)
attaining  age 65 or (B)  attaining age  55 with five  "years of  service,"  as that term is  defined in the Edison
401(k)  Savings  Plan,  or (C)  such  earlier  date that  qualifies  the Holder for  retirement  under any  Company retirement  plan, (ii) terminates  employment while on leave with a permanent and total  disability,  or (iii) dies while employed by the Company,  then the vesting and exercise  provisions of this Section 2(d) will apply.  The EIX
Options will vest to the extent  necessary to cause the  aggregate  number of shares  subject to vested EIX Options
(including  any shares  acquired  pursuant to  previously  exercised EIX Options) to equal the product of 1/48th of the number of shares  granted  multiplied by the number of full months of service the Holder has  completed  during the Option  Vesting  Period.  Such vested  options will be  exercisable  for the full original  term.  The Dividend
Equivalents  will vest to the  extent  necessary  to cause the  aggregate  number  of vested  Dividend  Equivalents
(including  any  previously  paid) to equal the  product of 1/48th of the number of  Dividend  Equivalents  granted multiplied  by the number of full  months of service  the Holder has  completed  during the  Vesting  Period.  Such vested Dividend  Equivalents  will remain  exercisable as provided in Section 4. The  Performance  Shares will vest to the extent  necessary  to cause the number of vested  Performance  Shares to equal the  product of 1/36th of the number of Performance  Shares  granted  multiplied by the number of full months of service the Holder has completed during  the  Performance  Period.  Performance  Shares  will be payable to the Holder on such pro rata basis on the payment  date to the extent of the EIX total  shareholder  return  (TSR)  ranking  achieved as specified in Section
5(a).  Any   fractional   EIX  Options  or   Performance   Shares  will  be  rounded  to  the  next  whole  number.
Notwithstanding  the  foregoing,  the LTI of a Holder  who  served as a member of the  Southern  California  Edison
Company  Management  Committee  prior  to 1994  will  fully  vest  upon his or her  retirement  or  death,  or upon employment termination while on leave of absence with a permanent and total disability.

(e) Upon  involuntary  termination  of employment  not for cause during the Vesting  Period or  Performance  Period
(unless  the  termination  takes  place as part of a sale or  spin-off  of the  Holder's  company  and  there is no executed  agreement with the Holder  specifying  that this Section 2(e) shall apply) the provisions of this Section
2(e) shall apply.  The EIX Options will be vested on a pro-rata  basis as  described in Section  2(d),  except that an  additional  year of  vesting  credit  will  apply,  and the  Holder  will have one year  following  the date of termination in which to exercise the EIX Option,  or until the end of the option term,  whichever  occurs  earlier.
The  Dividend  Equivalents  will be vested on a  pro-rata  basis as  described  in  Section  2(d),  except  that an additional  year of  vesting  credit  will  apply,  and the  Dividend  Equivalents  will be paid one year after the termination date or at the end of the original  five-year term,  whichever occurs earlier.  The Performance  Shares will be vested pro rata for the portion of the  Performance  Period through the date of termination  plus one year.
Performance  Shares will be payable to the Holder on such pro rata basis on the payment  date  specified in Section
5(c) to the  extent of the EIX total  shareholder  return  ranking  achieved  as  specified  in Section  5(a).  Any fractional EIX Options or Performance Shares will be rounded up to the next whole share.

(f) Upon  termination  of  employment  during the EIX  Option  term for any reason  other than those  specified  in
Section 2(d) or 2(e),  only those EIX Options that have vested as of the prior vesting date may be  exercised,  and they may only be exercised  within 180 days  following the date of  termination or by the end of the applicable EIX
Option term, if that date is earlier.  If such termination occurs while Dividend  Equivalents  remain  outstanding, any Dividend  Equivalents  vested as of the prior vesting date  remaining  unpaid on the  termination  date will be paid within 30 days following the date of termination.  If such termination  occurs during the Performance  Period, none of the  Performance  Shares will vest. Any fractional EIX Options or Performance  Shares will be rounded up to the next whole share.

(g)  Notwithstanding  the foregoing,  in the event of a "Change in Control of EIX" as defined in Appendix A hereto, outstanding EIX Options and Dividend  Equivalents  will vest. The EIX Options and Dividend  Equivalents will remain exercisable  for a period of 2 years if EIX Common Stock  remains  outstanding  after the Change in Control of EIX, or until the end of their respective terms if earlier.  If EIX Common Stock does not remain  outstanding  after the
Change in Control of EIX,  and the EIX Options  and  Dividend  Equivalents  are not  replaced  by new owners,  cash payout for  unexercised  EIX Options and  Dividend  Equivalents  will occur.  Upon a Change in Control of EIX,  all outstanding  Performance  Shares will vest and be paid in cash.  The amount of the  Performance  Share payment will equal the  greater  of (i) the value of the  target  number of  shares  under the  award,  or (ii) the value of the number of shares that would be paid assuming the  Performance  Period ended on the date of the Change in Control of
EIX and based on actual  performance  through that date. Any  fractional EIX Options or Performance  Shares will be rounded up to the next whole share.

3.  EIX OPTION EXERCISE
(a) The Holder may  exercise an EIX Option by providing  written  notice to EIX on the form  prescribed  by EIX for this purpose  accompanied  by full  payment of the  applicable  exercise  price.  Payment  must be in cash,  or its equivalent  acceptable to EIX. At the  discretion of the holder,  EIX Common Stock valued on the exercise date at a per share  price equal to the  average of the high and low sales  prices of EIX Common  Stock on the New York Stock
Exchange may be used to pay the exercise  price,  provided  the Company can comply with any legal  requirements.  A broker-assisted  "cashless"  exercise may be  accommodated  for EIX Options at the discretion of EIX. Until payment is  accepted,  the Holder will have no rights in the  optioned  stock.  EIX Options  may be  exercised  at any time after they have vested through January 2, 2013,  except as otherwise  provided in Sections 2(d),  2(e),  2(f), 2(g)
and 8.

(b) The Holder agrees that any  securities  acquired by him or her hereunder are being  acquired for his or her own account for investment and not with a view to or for sale in connection with any  distribution  thereof and that he or she  understands  that such  securities  may not be sold,  transferred,  pledged,  hypothecated,  alienated,  or otherwise  assigned or disposed of without either  registration under the Securities Act of 1933 or compliance with the exemption provided by Rule 144 or another applicable exemption under such act.

(c) The Holder will have no right or claim to any specific  funds,  property or assets of the Companies as a result of the award.

4.  DIVIDEND EQUIVALENTS
A  Dividend  Equivalents  account  will be  established  on behalf  of the  Holder.  During  the  five-year  period commencing  January 1, 2003, for each dividend paid on EIX Common Stock after the date of grant,  this account will be  credited  with the amount of  dividends  that would have been paid on the number of shares of EIX Common  Stock covered by the Holder's  corresponding  EIX Option award except as provided below.  The Dividend  Equivalents  will be credited on the ex-dividend  date for EIX Options held as of the record date unless the Dividend  Equivalent has previously been paid or terminated.  Dividend  Equivalents will accumulate in this account without  interest.  Once vested,  the  Dividend  Equivalents  will be paid in cash upon the  earlier of (i) the request of the Holder at any time prior to January 2, 2007,  regardless of whether the corresponding EIX Option is exercised,  (ii) the exercise or  termination  of the  corresponding  EIX Option,  or (iii) January 2, 2008.  Upon payment or  termination of the
Dividend  Equivalent,  no further Dividend  Equivalents will accrue as to the corresponding EIX Option, even if the
EIX Option remains  outstanding  and  exercisable.  The Dividend  Equivalents  are subject to termination and other conditions specified in Sections 2(d), 2(e), 2(f), 2(g) and 8.

5.  PERFORMANCE SHARES
(a) Performance  Shares are EIX stock-based units subject to a performance  measure based on the percentile ranking of EIX total  shareholder  return (TSR)  compared to the TSR for each stock  comprising  the  Philadelphia  Utility
Index,  deleting AES Corporation and adding Sempra Energy,  over all of the Performance  Period.  TSR is calculated using a 20-day trading average on the measurement  date. A target number of contingent  Performance  Shares will be awarded.  The actual amount of Performance  Shares to be paid will depend on the EIX TSR percentile  ranking on the measurement  date.  The  target  number  of  Performance  Shares  will be paid if the EIX TSR  rank is at the  50th percentile.  Payment may range from nothing if the EIX TSR is below the 40th  percentile  to three times the target number of Performance  Shares if the EIX TSR percentile  ranking is at the 90th  percentile or higher.  The payment multiples for the various EIX TSR rankings are as follows:

                        -------------------------------------------------------------
                                         Performance Share Payment
                                EIX TSR Rank               Payment Multiple(1)
                        ------------------------------- -----------------------------
                            Above 90th Percentile                 3 times
                           75th to 89th Percentile         Between 2 and 3 times
                           50th to 74th Percentile         Between 1 and 2 times
                           40th to 49th Percentile        Between 0.25 and 1 times
                           Below 40th Percentile                 0 times
                        ------------------------------- -----------------------------
                           (1) The multiple is interpolated for performance between
                           the points indicated on a straight-line basis.

(b) There will be one performance  measurement  date for the Performance  Period.  The measurement date will be the last  business day of the  Performance  Period.  The  applicable  target  multiple  earned as provided in the table above for the Performance  Shares will be paid for the  Performance  Period to the extent of the EIX TSR percentile ranking achieved on the date of measurement.

(c)  Each  Performance  Share  earned  will be  worth  one  share  of EIX  Common  Stock.  One-half  of the  earned
Performance  Shares will be paid in EIX Common Stock as a Stock  Payment  under the ECP, and any  fractional  share will be in cash.  The  remaining  one-half of the earned  Performance  Shares will be paid in cash and the value of each  Performance  Share  will be equal to the  average  of the high and low sales  prices  per share of EIX Common

Stock on the New York  Stock  Exchange  for the  measurement  date.  The  shares of EIX  Common  Stock and the cash payable for the earned  Performance  Shares will be delivered  within 30 days following the end of the  Performance
Period  described  in Section  5(b).  The  Performance  Shares  are  subject to  termination  and other  conditions specified in Sections 2(d), 2(e), 2(f), 2(g) and 8.

6.  DELAYED PAYMENT OR DELIVERY OF LTI GAINS
Notwithstanding  the terms of any LTI,  Holders who are eligible to defer salary under the EIX  Executive  Deferred
Compensation  Plan (EDCP) may  irrevocably  elect to  alternatively  exercise  all or part of any vested EIX Option pursuant to the terms of the Option Gain Deferral  Program (OGDP),  and/or may  irrevocably  elect to defer receipt of all or a part of the cash portion of any Dividend  Equivalents  or Performance  Shares  pursuant to the terms of the EDCP.  To make such an  election,  the  Holder  must  submit a signed  agreement  in the form  approved  by the
Administrator  at least six  months  prior to the  expiration  date of the EIX  Option,  or the  payment  date of a
Dividend  Equivalent  or  Performance  Share.  An EIX Option or Dividend  Equivalent  may not be exercised  for six months  thereafter  except  under the  limited  circumstances  specified  in the OGDP or the EDCP.  Any  subsequent exercises  or  payments  will be subject to the terms,  conditions  and  restrictions  of the OGDP or the EDCP,  as applicable.

7.  TRANSFER AND BENEFICIARY
(a)  The LTI  will  not be  transferable  by the  Holder.  During  the  lifetime  of the  Holder,  the LTI  will be exercisable  only by him or her. The Holder may  designate a beneficiary  who,  upon the death of the Holder,  will be entitled to exercise the then vested  portion of the LTI during the remaining  term subject to the provisions of the Plans and these  terms and  conditions.  To the extent an LTI,  or any portion  thereof,  is ordered  paid to a third party pursuant to court order,  levy, or any other assessment  imposed by legal authority,  a cash award will be substituted by EIX for such portion otherwise payable in EIX stock, rounded up to the next whole share.

(b)  Notwithstanding  the foregoing,  EIX Options of the CEOs of EIX,  Edison Mission Energy,  Edison Capital,  and
Southern  California Edison Company,  and the EVPs of EIX are transferable to a spouse,  children or grandchildren, or trusts or other vehicles  established  exclusively for their benefit.  Any transfer request must specifically be authorized  by EIX in  writing  and  shall be  subject  to any  conditions,  restrictions  or  requirements  as the administrator may determine.

8.  TERMINATION OF LONG TERM INCENTIVES
(a) In the event of  termination  of the  employment  of the Holder for any reason  other than those  specified  in
Section 2(d) or 2(e), (i) the Holder's  unvested EIX Options and Dividend  Equivalents  will terminate for no value on the date such employment  terminates,  (ii) the Holder's vested EIX Options will terminate for no value 180 days from the date on which such  employment  terminated,  and (iii) the Holder's  Performance  Shares will be forfeited for no value.  In addition,  the LTI, or any portion  thereof,  may be terminated if EIX elects to substitute  cash awards as provided under Section 13 or in conjunction with a change in control as described in Section 2(g).

(b) If a Holder's  employment  terminates for a reason  identified in Section 2(d) or 2(e),  the Holder's  unvested
EIX Options,  Dividend  Equivalents and Performance  Shares (after application of the vesting provisions of Section
2(d) or 2(e)) will terminate for no value on the date of such employment termination.

(c) Any EIX Option remaining outstanding on January 2, 2013 will terminate for no value.

9.  ENGAGING IN COMPETITION WITH EIX OR ITS AFFILIATES
In the event that a Holder who is at the level of Senior Vice  President  or above  "competes"  (as defined  below)
with any of the Companies prior to, or during the six-month period  following,  any exercise of an EIX Option,  the
Committee,  in its sole  discretion,  may rescind such exercise within two years after such exercise.  In the event of any such  rescission,  the Holder shall pay to EIX, or the Company by which Holder is or was last employed,  the amount of any gain realized as a result of the rescinded  exercise in such manner and on such terms and  conditions as the  Committee  may require,  and EIX or such  Company  shall be entitled to set-off the amount of any such gain against any amount owed to the Holder by EIX or such  Company.  For  purposes of this  Section 9,  "compete"  shall mean the Holder's  rendering of services for any  organization,  or engaging directly or indirectly in any business that  competes with the business of EIX or any of the  Companies  without the prior written  consent of the General
Counsel of EIX.

10.  TAXES
EIX will have the right to retain and withhold  the amount of taxes  required by any  government  to be withheld or otherwise  deducted  and  remitted  with  respect  to the  exercise  or  payment  of any LTI.  EIX has  elected  to substitute a cash award for the lowest number of whole shares of Common Stock  otherwise  issuable  pursuant to the
LTI having a fair market  value on the payment  date equal to the fair market  value of the LTI  multiplied  by the applicable  federal and state tax  withholding  rates,  less any cash received and not deferred from payment of the
LTI on the payment date.

11.  CONTINUED EMPLOYMENT
Nothing in the award  certificate  or these Terms and  Conditions  will be deemed to confer on the Holder any right to continue in the employ of EIX or an EIX  affiliate  or  interfere  in any way with the right of the  employer to terminate his or her employment at any time.

12.  NOTICE OF DISPOSITION OF SHARES AND SECTION 16
(a)  Holder  agrees  that if he or she  should  dispose  of any shares of stock  acquired  on the  exercise  of EIX
Options,  including a  disposition  by sale,  exchange,  gift or transfer of legal title within six months from the date such shares are transferred to the Holder, the Holder will notify EIX promptly of such disposition.

(b) If an LTI is granted to a person who later becomes  subject to the  provisions of Section 16 of the  Securities
Exchange Act of 1934, as amended  (Section 16), the LTI will  immediately and  automatically  become subject to the requirements of Rule 16b-3(d) and/or 16b-3(e) (Rule) and may not be exercised,  paid or transferred  until the Rule has been satisfied.  In its sole discretion,  the  Administrator  may take any action to assure compliance with the requirements  of the Rule,  including  withholding  delivery to Holder (or any other  person) of any security or of any other  payment in any form until the  requirements  of the Rule have been  satisfied.  The Secretary of EIX may waive  compliance  with the  requirements of the Rule if he or she determines the transaction to be exempt from the provisions of paragraph (b) of Section 16.

13.  AMENDMENT
The LTI are subject to the terms of the Plans as amended from time to time.  EIX  reserves the right to  substitute cash awards  substantially  equivalent  in value to the LTI. The LTI may not  otherwise be restricted or limited by any Plan amendment or termination approved after the date of the award without the Holder's consent.

14.  FORCE AND EFFECT
The  various   provisions   herein  are  severable  in  their  entirety.   Any   determination   of  invalidity  or
unenforceability  of any one  provision  will have no effect on the  continuing  force and effect of the  remaining provisions.

15.  GOVERNING LAW
The terms and conditions of the LTI will be construed under the laws of the State of California.

16.  NOTICE
Unless waived by EIX, any notice  required under or relating to the LTI must be in writing,  with postage  prepaid, addressed to: Edison International, Attn: Corporate Secretary, P.O. Box 800, Rosemead, CA 91770.

EDISON INTERNATIONAL

/s/ Beverly P. Ryder
-------------------------------------------
Beverly P. Ryder

                                                    APPENDIX A
                                  2003 LONG-TERM INCENTIVES TERMS AND CONDITIONS

                                                 CHANGE IN CONTROL

"Change in Control of EIX" shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

    (a)   Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of EIX) becomes the Beneficial Owner, directly or indirectly, of securities of EIX representing thirty percent (30%) or more of the combined voting power of EIX's then outstanding securities.  For purposes of this clause, "Person" shall not include one or more underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from EIX with a view towards distribution.

    (b)   On any day after the date of grant (the "Reference Date") Continuing Directors cease for any reason to constitute a majority of the Board.  A director is a "Continuing Director" if he or she either:

          (i)      was a member of the Board on the applicable Initial Date (an "Initial Director"); or

          (ii)     was elected to the Board, or was nominated for election by EIX's shareholders, by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

          A member of the Board who was not a Director on the applicable Initial Date shall be deemed to be an Initial Director for purposes of clause (b) above if his or her election, or nomination for election by EIX's shareholders, was approved by a vote of at least two-thirds (2/3) of the
          Initial Directors (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office.

          "Initial Date" means the later of (A) the date of grant or (B) the date that is two (2) years before the Reference Date.

    (c)   EIX is liquidated; all or substantially all of EIX's assets are sold in one or a series of related transactions; or EIX is merged, consolidated, or reorganized with or involving any other corporation, other than a merger, consolidation, or reorganization that results in the voting securities of EIX outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity)
          more than fifty percent (50%) of the combined voting power of the voting securities of EIX (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.  Notwithstanding the foregoing, a bankruptcy of EIX or a sale or spin-off of an
          EIX Affiliate (short of a dissolution of EIX or a liquidation of substantially all of EIX's assets, determined on an aggregate basis) will not constitute a Change in Control of EIX.

    (d)   The consummation of such other transaction that the Board may, in its discretion in the circumstances, declare to be a Change in Control of EIX for purposes of the Plans.